EXHIBIT 10.2

AMENDMENT NO. 1 TO

FOURTH AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

AMONG

AEROCENTURY CORP.,

as Borrower

DRAKE ASSET MANAGEMENT JERSEY LIMITED,

as Lender

and

UMB BANK, N.A.,
as Administrative Agent

October 30, 2020

This Amendment No. 1 to Fourth Amended and Restated Loan and Security Agreement (this “Amendment”), dated as of October 30, 2020 (the “Effective Date”), is entered into by and between AeroCentury Corp., a Delaware corporation, as borrower (“Borrower”), Drake Asset Management Jersey Limited, as lender (“Lender”) and UMB Bank, N.A. (successor-in-interest to MUFG Union Bank, N.A.), as administrative agent (in such capacity, “Agent”). Each of the Borrower, Lender and the Agent are referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, Borrower, Lender and Agent are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of May 1, 2020 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”);

WHEREAS, MUFG Union Bank, N.A., as a seller, a lender and as Agent, and Umpqua Bank, Zions Bancorporation, N.A. (fka ZB, N.A.) dba California Bank & Trust, U.S. Bank National Association and Columbia State Bank, as sellers and as lenders (collectively, the “Existing Lenders”), MUFG Bank, Ltd., as swap contract counterparty (“MUFG Ltd.”), Lender, as buyer, and UMB Bank, N.A., as new agent, have entered into that certain Loan Purchase and Sale Agreement dated as of October 2, 2020 (the “LPA”), pursuant to which, among other things, Lender acquired 100% of the Existing Lenders’ respective interests in the Loans and the Loan Documents and 100% of MUFG Ltd.’s interest in the MUFG Bank Swap Termination Value; and

WHEREAS, Borrower, Lender and Agent desire to enter into this Amendment to delete certain references in the Loan Agreement to the “Restricted Account” and to make certain other modifications described herein on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration which is hereby acknowledged, the Parties hereto hereby agree as follows:

Section 1. Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement for all purposes of this Amendment, and this Amendment shall be interpreted in accordance with the rules of construction set forth in Section 1.4 of the Loan Agreement.

Section 2. Amendments to Loan Agreement. The Parties acknowledge that the Loan Agreement shall be and is hereby amended as follows:

2.1 Section 1.1 of the Loan Agreement is hereby amended to delete the definition of each of “Exclusivity Milestone”, “LOI”, “Restricted Account”, “Revised Transaction Letter”, “Second Amendment”, “Second ISDA Notice”, “Strategic Alternative”, “Strategic Alternative Closing Milestone”, “Strategic Alternative Event of Default” and “Strategic Alternative LOI Milestone” in its entirety.

2.2 The following new definition is added in Section 1.1 of the Loan Agreement in alphabetical order as follows:

“‘Kenyan Aircraft Collateral’ means the Equipment identified on Schedule 1.1c hereto as bearing manufacturer’s serial number 406 and 407, respectively, and their respective engines and any Collateral Documents related thereto.”

2.3 The definition of “Collateral” in Section 1.1 of the Loan Agreement is hereby amended by adding the following to the end thereof: “excluding the Kenyan Aircraft Collateral.”

2.4 The definition of “Reference Rate” in Section 1.1 of the Loan Agreement is hereby amended by deleting the words “MUFG Union Bank, N.A.” in each instance it appears and inserting the words “UMB Bank, N.A.” in lieu thereof.

2.5 The definition of “Unrestricted Cash” in Section 1.1 of the Loan Agreement is hereby amended to delete the words “other than the Restricted Account” therefrom.

2.6 The text of Clause (d) of Section 2.2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

         (d) Deferred Interest. Notwithstanding anything herein to the contrary, the cash component of the interest payments commencing with the month of March 2020 and continuing on each consecutive month thereafter will be deferred, capitalized and added to the principal balance of the Loans on each respective due date, until such time as repaid.

2.7 Section 2.2.2 of the Loan Agreement is hereby amended by deleting the proviso appearing therein in its entirety.

2.8 Section 2.5 of the Loan Agreement is hereby amended by deleting the first sentence in its entirety and inserting the following in lieu thereof:

                        If any installment of principal or interest or any fee or cost or other amount payable under any Loan Document to Agent or any Lender is not paid when due (after giving effect to any applicable grace                             periods), it shall thereafter bear interest at the fluctuating rate per annum at all times equal to the Default Rate, to the fullest extent permitted by Applicable Law (the “Late Fee”).

2.9 Section 2.15 of the Loan Agreement is hereby amended by deleting the words “(including the Restricted Account)” therefrom.

2.10 The text of Section 2.18 of the Loan Agreement is hereby deleted in its entirety and the word “[Reserved]” is inserted in lieu thereof.

2.11 Section 3.2 of the Loan Agreement is hereby amended by deleting the words “MUFG UNION BANK, N.A.” and inserting the words “UMB BANK, N.A.” in lieu thereof.

2.12 Section 3.3.5 of the Loan Agreement is hereby amended by deleting the words “(other than the Restricted Account, which shall be governed by the terms of Section 2.18)” therefrom.

2.13 Section 3.8 of the Loan Agreement is hereby amended by deleting the words “the Restricted Account” and inserting the words “any deposit account with respect to which an Account Control Agreement has been executed and delivered with the relevant bank and Borrower in favor of Agent” in lieu thereof.

2.14 Section 4.1.13 of the Loan Agreement is hereby amended by deleting the words “(other than the Restricted Account)” therefrom.

2.15 The text of Section 6.22 of the Loan Agreement is hereby deleted in its entirety and the word “[Reserved]” is inserted in lieu thereof.

2.16 Section 7.20 of the Loan Agreement is hereby amended by deleting the words “the Restricted Account” and inserting the word “[Reserved]” in lieu thereof.

2.17 Section 7.21.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

7.21.2
Lease Amendments. Borrower shall not enter into any amendment of, or waiver or consent under, any Lease involving a modification of lease payments, any reduction in, or waiver or deferral of, Rent, a modification to any residual value guaranty, any modification that adversely affects the Collateral (or any portion thereof) or the rights and interests of the Lenders and/or Agent in the applicable Equipment or Lease, any reduction of any amounts payable to any of the Lenders and/or Agent under any indemnity, any change to the state of registration of the applicable Aircraft, the term of such Lease or the return conditions of the Equipment subject thereto (each a “Material Lease Amendment”), except with the prior written approval of Agent (such approval not to be unreasonably withheld or delayed) and Requisite Lenders (in their sole discretion). In addition, the Borrower shall provide written notice to the Agent within three (3) Business Days of any amendment of, or waiver or consent under, any Lease which does not constitute a Material Lease Amendment.

2.18 Section 8.1.4 of the Loan Agreement is hereby amended by deleting the words “setting forth in each case in comparative form the figures for the corresponding periods in the previous year, and” therefrom.

2.19 Section 8 of the Loan Agreement is hereby amended by adding the following new Section 8.11 immediately following Section 8.10:

8.11           Information and Reporting Requirements Generally. Notwithstanding anything to the contrary set forth in this Section 8, until such time as the Agent in its sole discretion notifies the Borrower in writing to the contrary, the Borrower shall only be required to satisfy the information and reporting requirements pursuant to Sections 8.1.1, 8.1.3, 8.1.4, 8.1.5, 8.1.9, 8.1.10, 8.1.11, 8.1.12, 8.1.13, 8.1.14, 8.1.16, 8.2 (provided that the requirement of the Borrower thereunder shall be to deliver bi-weekly reports), 8.3, 8.5, 8.7 (provided that the requirement of the Borrower thereunder shall be to deliver monthly reports, and with respect to reports due under Sections 8.3 and 8.7, such shall be due within 20 Business Days and 5 Business Days after the end of the calendar month, respectively) and 8.10.

2.20 The text of Section 9.1.18 of the Loan Agreement is hereby deleted in its entirety and the word “[Reserved]” is inserted in lieu thereof.

2.21 Section 12.7.1 of the Loan Agreement is hereby amended by deleting the notice information in clause (b) and inserting the following notice information in lieu thereof:

  UMB Bank, N.A.
 6440 S. Millrock Drive, Suite 400
                Salt Lake City, Utah 84121
                Attention: Corporate Trust Aviation
                Email: XXXXX@umb.com

2.22 Section 12.7.1 of the Loan Agreement is hereby further amended by adding the following new clause (c) immediately following clause (b) thereof:

(c)
If to Drake Asset Management Jersey Limited, as Lender:

Drake Asset Management Jersey Limited
IFC5,
St Helier
Jersey
JE1 1ST
Attn: The Directors
Email: XXXXXXX

With a copy to:

Falko Regional Aircraft Limited
1 Bishop Square
St. Albans Rd. West
Hatfield
AL10 9NE
Attn: Sarah Dichlian
Email: XXXXXXX

2.23 Section 12.16.1 of the Loan Agreement is hereby amended by deleting the words by deleting the text “impose or waive the Late Fee in connection with a Strategic Alternative Event of Default and (z)” therefrom.

2.24 Exhibit C of the Loan Agreement is hereby amended by deleting the words “other than the Restricted Account” from paragraph 1 thereof.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent having been complied with to the satisfaction of or waived in writing by Agent on or                     before the Effective Date (each document, instrument, certificate, opinion or other paper referred to below to be in form and substance reasonably satisfactory to Agent and, unless otherwise specified, to be                     dated the Effective Date):

3.1 This Amendment shall have been duly executed and delivered by each of the Parties; and

3.2 The Agent shall have received a bringdown certificate from Borrower in relation to its organizational documents, governing documents, incumbency certificates and the other documentation contemplated by Section 4.1.1(b) of the Loan Agreement.

Section 4. Miscellaneous.

4.1 Specified Expenses. The Parties hereby acknowledge that, pursuant to Section 10(b) of the LPA, MUFG Union Bank, N.A. has agreed to pay (a) the fee due on the Closing Date (as defined in the LPA) from AeroCentury Corp., as borrower under the Loan Agreement, to B. Riley FBR, Inc. in connection with the purchase and sale transaction under the LPA (which fee is due pursuant to that certain engagement letter dated October 8, 2019 between B. Riley FBR, Inc., and AeroCentury Corp. (as amended pursuant to that certain Amendment No. 1 to Engagement Letter Agreement dated May 1, 2020)), and (b) the fees and expenses of Huron Consulting Services, Sheppard, Mullin, Richter & Hampton LLP, MUFG’s FAA Counsel (as defined in the LPA) and MUFG’s Retained Local Counsel (as defined in the LPA), in each case subject to the occurrence of the Closing Date (as defined in the LPA).

4.2 Representations and Warranties. The representations and warranties of each of the Borrower contained in this Amendment or any other Loan Document to which it is a party shall be true and correct on and as of the Effective Date as though made on and as of the Effective Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be correct on and as of such earlier date).

4.3 Waivers; Amendments. No term or provision of this Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Except as expressly modified by this Amendment, each of the Parties acknowledges and agrees that all terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect in all respects. From and after the date hereof, the Loan Agreement (and any reference contained therein in any other Loan Document) shall be read and construed to mean the Loan Agreement as amended by this Amendment.

4.4 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.5 Headings. The headings of the various sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

4.6 GOVERNING LAW; VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN OR IN ANY OTHER LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY CONSENTS AND AGREES, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND AGENT OR ANY CREDIT FACILITY LENDER PERTAINING TO AMENDMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AMENDMENT; PROVIDED, THAT AGENT AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT OR ANY CREDIT FACILITY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH AGENT OR CREDIT FACILITY LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 12.7.1 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE BORROWER’S ACTUAL RECEIPT THEREOF.

4.7 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY FOR ANY ACTION, SUIT, JUDICIAL REFERENCE, OR OTHER PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND/OR THE RELATIONSHIP ESTABLISHED BETWEEN THE PARTIES HERETO IN CONNECTION WITH THIS AMENDMENT OR AMONG THE PARTIES TO THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

4.8 Counterpart Form. This Amendment may be executed by the Parties hereto in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

4.9 Entire Agreement. This Amendment constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, among any of the Parties hereto with respect to such subject matter are hereby superseded in their entireties. This Amendment shall be a Loan Document.

[Signature page follows]

[Amendment No. 1 to Fourth Amended and Restated Loan Agreement]

IN WITNESS WHEREOF, each of the undersigned Parties has caused this Amendment to be executed and delivered by a duly authorized officer as of the day and year first written above.

AEROCENTURY CORP., as Borrower By: /s/ Harold M. Lyons Name: Harold M. Lyons Title: SVP Finance
UMB BANK, N.A., as Agent By: /s/ Glenn Shaw Name: Glenn Shaw Title: Vice President
DRAKE ASSET MANAGEMENT JERSEY LIMITED, as Lender By: /s/ Oliver Morris Name: Oliver Morris Title: Director

Signature Page to Amendment No. 1 to Fourth Amended and Restated Loan Agreement